UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-KA

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 26th, 2018

Token Communities Ltd.

(Exact name of registrant as specified in its charter)

Delaware	000-55489	81-3709511
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

1431 Ocean Street #1600

Santa Monica, CA 90401

(Address of principal executive offices, including zip code)

+310 717-7745

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS		1
EXPLANATORY NOTE		2
Item 1.01	Entry into a Martial Definitive Agreement	4
Item 2.01	Completion of Acquisition or Disposition of Assets	4
	The Share Exchange and Related Transactions	4

	Description of Business	9
	Description of Properties	22
	Risk Factors	23
	Management’s Discussion and Analysis of Financial Condition and Results of Operations	30
	Security Ownership of Certain Beneficial Owners and Management	39
	Directors, Executive Officers, Promoters and Control Persons	40
	Executive Compensation	43
	Summary Compensation Table	43
	Certain Relationships and Related Transactions	44
	Market Price of and Dividends on Common Equity and Related Stockholder Matters	45
	Description of Securities	46
	Legal Proceedings	49
	Indemnification of Directors and Officers	49
Item 3.02	Unregistered Sales of Equity Securities	50
Item 5.01	Changes in Control of Registrant	50
Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers	51
Item 5.06	Change in Shell Company Status	51
Item 9.01	Financial Statements and Exhibits	51

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report contains forward-looking statements, including, without limitation, in the sections captioned “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Plan of Operations,” and elsewhere.  Any and all statements contained in this Report that are not statements of historical fact may be deemed forward-looking statements. Terms such as “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro-forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future,” and terms of similar import (including the negative of any of the foregoing) may be intended to identify forward-looking statements.  However, not all forward-looking statements may contain one or more of these identifying terms.  Forward-looking statements in this Report may include, without limitation, statements regarding (i) the plans and objectives of management for future operations, including plans or objectives relating to the development of commercially viable pharmaceuticals, (ii) a projection of income (including income/loss), earnings (including earnings/loss) per share, capital expenditures, dividends, capital structure or other financial items, (iii) our future financial performance, including any such statement contained in a discussion and analysis of financial condition by management or in the results of operations included pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”), and (iv) the assumptions underlying or relating to any statement described in points (i), (ii) or (iii) above.

The forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which we have no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of the forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, our inability to obtain adequate financing, the significant length of time associated with drug development and related insufficient cash flows and resulting illiquidity, our inability to expand our business, significant government regulation of pharmaceuticals and the healthcare industry, lack of product diversification, volatility in the price of our raw materials, existing or increased competition, results of arbitration and litigation, stock volatility and illiquidity, and our failure to implement our business plans or strategies.  A description of some of the risks and uncertainties that could cause our actual results to differ materially from those described by the forward-looking statements in this Report appears in the section captioned “Risk Factors” and elsewhere in this Report.

Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them and to the risk factors.  We disclaim any obligation to update the forward-looking statements contained in this Report to reflect any new information or future events or circumstances or otherwise.

Readers should read this Report in conjunction with the discussion under the caption “Risk Factors,” our financial statements and the related notes thereto in this Report, and other documents which we may file from time to time with the SEC.

EXPLANATORY NOTE

Token Communities Ltd. ("the Company" or "the Issuer") was organized under the laws of the State of Delaware on March 6, 2014, under the name Pacific Media Group Enterprises, Inc.

Token Communities Ltd. (“the Company”) is a US based development stage company that researches and creates white paper analysis for companies regarding block chain technology.

On February 26th, 2018, the Company entered into an Acquisition and Share Exchange Agreement with Token Communities PLC., a Gibraltar company, as noted in the 8K filed with the SEC the same date.  Under the terms of the Agreement, the majority shareholder returned 19,266,000 common shares to treasury, and at closing 100% of the issued and outstanding shares of Token Communities PLC, comprised of 500,000,000 ordinary shares will be acquired by the Company, in exchange for 172,820,000 newly issued common shares equal to 64% of the Company’s outstanding common stock as of the closing date, thus making the shareholders of Token Communities PLC the majority shareholders of the company, as well as the Company’s wholly owned subsidiary.

In accordance with “reverse acquisition” accounting treatment, our historical financial statements as of period ends, and for periods ended, prior to the Share Exchange will be replaced with the historical financial statements of Token Communities PLC prior to the Share Exchange in all future filings with the SEC.

As used in this Current Report henceforward, unless otherwise stated or the context clearly indicates otherwise, the terms “Token”, the “Company,” the “Registrant,” “we,” “us,” and “our” refer to Token Communities Ltd., incorporated in Delaware, and the business of Token Communities Ltd., and Token Communities PLC., after giving effect to the Share Exchange.

This Current Report contains summaries of the material terms of various agreements executed in connection with the transactions described herein. The summaries of these agreements are subject to, and are qualified in their entirety by, reference to these agreements, which are filed as exhibits hereto and incorporated herein by reference.

This Current Report is being filed in connection with a series of transactions consummated by the Company and certain related events and actions taken by the Company.

This Current Report responds to the following Items in the previous Form 8-K:

Item 1.01

Entry into a Material Definitive Agreement

The information contained in Item 2.01 below relating to the various agreements described therein is incorporated herein by reference.

Item 2.01

Completion of Acquisition or Disposition of Assets

THE SHARE EXCHANGE AND RELATED TRANSACTIONS

Share Exchange Agreement

On February 26th, 2018, the Company entered into an Acquisition and Share Exchange Agreement with Token Communities PLC., a Gibraltar company. Under the terms of the Agreement, the Company agreed that its majority shareholder Golden Square Equity Partners Limited shall return 19,266,000 Common shares to treasury and these shares shall be cancelled. At closing 100% of the issued and outstanding shares of Token Communities PLC, comprised of 500,000,000 ordinary shares were acquired by the Company, in exchange for 172,820,000 newly issued common shares equal to 64% of the Company’s outstanding common stock as of the closing date, thus making the shareholders of Token Communities PLC collectively the majority shareholders of the company, as well as the Company’s wholly owned subsidiary. The Share Exchange Agreement contained customary representations and warranties and pre- and post-closing covenants of each party and customary closing conditions.

The Share Exchange will be treated as a recapitalization of the Company for financial accounting purposes.  Token Communities PLC will be considered the acquirer for accounting purposes, and the historical financial statements of Token Communities Ltd., before the Share Exchange will be replaced with the historical financial statements of Token Communities PLC before the Share Exchange in all future filings with the SEC.

The parties have taken all actions necessary to ensure that the Share Exchange is treated as a tax-free exchange under Section 351 of the Internal Revenue Code of 1986, as amended.

The issuance of shares of our Common Stock to holders of Token Communities PLC’s capital stock in connection with the Share Exchange was not registered under the Securities Act, in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act, which exempts transactions by an issuer not involving any public offering. These securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirement, and are subject to further contractual restrictions on transfer as described below.

The Share Exchange Agreement was filed in the Original 8K and incorporated herein.  All descriptions of the Share Exchange Agreement herein are qualified in their entirety by reference to the text thereof filed as an exhibit thereto, which is incorporated herein by reference.

Material Investment Transactions

On February 26th, 2018, the Shareholders of the Company elected a new Board of Directors. Alexander Lightman, 58, was appointed Chief Executive Officer. He remains in his role as Chief Executive Officer of Token Communities PLC, as it is now a wholly owned subsidiary and operating unit of the company.

On July 6th, 2018 Token Communities PLC entered into a binding agreement to purchase 75% of new issued ordinary shares of i-Deal Corp Limited, which has developed a communication platform for Publicly Listed, Private companies and investors around the globe. i-Deal Corp Limited established the i-DX communication platform for companies and investors and has more than 2,000 diverse users. The i-DX platform has seen activity from more than 40 countries with placings of equity and debt across a broad range of industries including oil and gas, real estate, automotive, pharmaceuticals, beverages, software, mining, alternative energy, and more.  These users include listed and private companies, and blockchain companies; private and institutional investors; investment companies (angel investors and VCs); and P2P lending funds. The platform is also being used by intermediaries representing multiple clients with the aim of reaching out to international investors to enlarge their existing distribution network. i-Dx is exclusively a communication platform that matches and allows companies and potential investors to initially contact each other. i-Deal Corp Limited and i-DX does not transact, promote, advise, make recommendations, trade, bring about or earn commission on any financial transactions. To complete the transaction both parties acknowledged that Token Communities would need to raise the funding to complete the transaction. Both parties agreed that the longstop date for the first closing ($500,000) will take place by bank transfer no later than mid-March 2019. The following payments will be made 90 days later, (i.e. on or before 31 May 2019) as follows: $2,250,000 by way of bank transfer and $2,250,000 by the issue of 2,250,000 new shares in Token Communities Limited. As of this date, this transaction has not yet closed.

On February 19, 2019, the Company and the holders of 81,000,000 Warrants executed an Amendment and Modification Agreement, changing the warrant exercise prices from $0.074 to $0.148, to $1.90 for all classes of warrants they held. On the same day the Company and the holders of 43,200,000 warrants split equally between Class B, C, D and E (10,800,000 per class) executed an Amendment and Modification Agreement, changing the warrant exercise price to a phased strike price ranging between $1.05 and $2.00. Previously the holder of 10,800,000 “A Warrants” also entered into an amendment and modification agreement, changing the warrant strike price ranging from $1.05 to $2.00.

Steven Knight, 59, FCA, TEP, MIOD was appointed as Director and Chairman of the Board, and shall also continue in his role as Chairman of Token Communities PLC, based in Gibraltar where he has operated as the Chairman of Castle Trust Group for twenty-five years.

See “Management – Directors and Executive Officers” below for information about our directors and executive officers.

Current Ownership

Immediately after giving effect to the Share Exchange there were 270,000,000 issued and outstanding shares of our Common Stock. Our common stock is quoted on the OTC Markets under the symbol “TKCM,” which changed from “XTPH” on March 3rd, 2018.

Accounting Treatment; Change of Control

The Share Exchange is being accounted for as a “reverse acquisition,” and Token Communities PLC is deemed to be the acquirer in the reverse acquisition. Consequently, the assets and liabilities and the historical operations that will be reflected in the financial statements prior to the Share Exchange will be those of Token Communities PLC and will be recorded at the historical cost basis of Token Communities PLC, and the consolidated financial statements after completion of the Share Exchange will include the assets and liabilities of Token Communities PLC, historical operations of Token Communities PLC and operations of the Company and its subsidiaries from the closing date of the Share Exchange. As a result of the issuance of the shares of our Common Stock pursuant to the Share Exchange, a change in control of the Company occurred as of the date of consummation of the Share Exchange. Except as described in this Current Report, no arrangements or understandings exist among present or former controlling stockholders with respect to the election of members of our Board of Directors and, to our knowledge, no other arrangements exist that might result in a change of control of the Company.

We continue to be a “smaller reporting Company,” as defined under the Exchange Act, following the Share Exchange. We believe that as a result of the Share Exchange current operations are of a kind and scale which removes us from being considered a “shell company”, as such term is defined in Rule 12b-2 under the Exchange Act.

DESCRIPTION OF BUSINESS

Immediately following the Share Exchange, the business of Token Communities PLC became our business.

Token Communities PLC’s History

Token Communities PLC was formed on October 13, 2017, and has operated as an advisory incubator and specializing in Blockchain, AI and Fin-Tech start-up companies. Token Communities’ business involves defining, designing, deploying, and debugging the software, business models and companies that will fill out and flesh out the complete Blockchain eco-system and economy. It is important for the investing public to understand that the Company does not create or issue its own “token” or “crypto-currency”, nor is it an exchange, transmitter or administrator; rather uses its expertise to advise companies in this space on technical aspects relating to their internal design and software.

In practical terms, Token Communities management reviews a considerable number of block chain pitches per month and cherry-picks the top 2-3% for possible support services that can include consulting, being on the advisory board, picking the right block chain technology, technical advice on creating block-chain documentation and plan, and assisting portfolio companies via keynotes by management. These Advisory services account for a significant amount of the Company’s revenue.

Another source of revenues expected derives from companies created by our own incubator activities, all of which is designed from birth (incorporation) to play new and useful roles in the blockchain ecosystem. We have publicly revealed at a UK Investor Show that we have incubated 10 companies to date.

We believe that the Company will be valued because we will be able to get our narrative, including vision, mission, strategy, partnerships and successes, heard and understood in the market.

Our diverse outreach will cover:

•Advertising

•Public relations

•Keynote speaking at over 20 conferences a year

•Metatron TV channel (our own TV network brand)

•Partnerships with good and reputable companies that will advertise, publicize and enhance the reputation of our Company.

Token Communities has acquired a financial advisory firm based out of Gibraltar the Hub for the Company

The Company is committed to the highest standards for all of its block-chain activities and has chosen Gibraltar as the best environment in which to operate because of its Distributed Ledger Technology regulatory framework, which briefly are:

•Published in May 2017.

• Regulations came into effect 1 January 2018.

• Non-prescriptive, principles – based regulation.

• Makes Gibraltar a safe harbor for DLT businesses.

• Based on 3 main pillars:

➢Consumer Protection

➢Protecting the Reputation of Gibraltar

➢Economic Benefit

Token Communities Ltd is actively pursuing acquisitions to expand its business plan to become a Global leader in Digital Asset Advisory, Artificial Intelligence (AI), FinTech management and Media distribution of Blockchain and Software Development SAAS (Software as a Service).

What is Blockchain?

•A blockchain is a decentralized digital ledger that records transactions across many computers and cannot be altered.

•A distributed database of a continuously growing

Permissionless

Secure

Irreversible

Pseudonymous

Fast and Global

list of records called blocks.

•The Blockchain is like a full history of banking transactions.

•Blockchain Technology guarantees data integrity

in an insecure / untrusted network environment.

•It provides two essential features to transactions: Transparency and incorruptibility.

Sources of Revenue –

Token Communities generates revenue from advisory fees for a suite of one to two dozen services that include advising on where to establish a corporation, establishing the corporation (often Gibraltar or Malta), writing white papers, setting up websites, making videos or animations describing the Company and its business, engaging in public relations.

For these services we have been paid fees ranging from $30,000 to $100,000.

Token Communities will also receive substantial fees if and when sales or licensing of software or partnerships are made that result in funds being provided to certain advisory clients.

History and Organizational Structure

Token Communities PLC -was incorporated on October 13th, 2017, as a privately held private limited liability company organized under the laws of Gibraltar. On February 26th, 2018, the holders of the capital shares of Token Communities PLC exchanged their shares for capital shares of Token Communities Ltd. and, as a result, Token Communities PLC became a wholly owned subsidiary of Token Communities Inc., and is now the operating entity for the Company’s business in Gibraltar.

Executives

As of June 30th, 2018, we had 1executive involved through a contractual relationship with the Company. Our contractual relationship with the executive consists of an exclusive consulting agreement.

RISK FACTORS

An investment in our securities involves a high degree of risk.  You should not invest in our securities if you cannot afford to lose your entire investment. In deciding whether you should invest in our securities, you should carefully consider the following information together with all of the other information contained in this Current Report.  Any of the following risk factors can cause our business, prospects, financial condition or results of operations to suffer and you to lose all or part of your investment.

General Risks Relating to our Business, Operations of Financial Condition

We have a limited operating history and are subject to the risks encountered by early-stage companies.

Token Communities PLC was organized in Gibraltar on October 13th, 2018. Because our Company has a limited operating history, you should consider and evaluate our operating prospects in light of the risks and uncertainties frequently encountered by early-stage companies in rapidly evolving markets. For us, these risks include:

•risks that we may not have sufficient capital to achieve our growth strategy;

•risks that we may not develop our product and service offerings in a manner that enables us to be profitable and meet our customers’ requirements;

•risks that our growth strategy may not be successful; and

•risks that fluctuations in our operating results will be significant relative to our revenues.

These risks are described in more detail below. Our future growth will depend substantially on our ability to address these and the other risks described in this section. If we do not successfully address these risks, our business would be significantly harmed.

We may incur substantial net losses in the future and may not achieve profitability.

Although we have begun to generate revenues, we have also incurred losses since inception. We expect to incur increased costs to implement our business plan and increase revenues, such as costs relating to expanding into additional countries and markets. If our revenues do not increase to offset these additional expenses or if we experience unexpected increases in operating expenses, we may incur significant losses and will not be profitable. If we are not able to significantly increase our revenues, we will likely not be able to achieve profitability in the future.

Our operating losses and working capital deficiency raise substantial doubt about our ability to continue as a going concern.  If we do not continue as a going concern, investors could lose their entire investment.

Our operating losses and working capital deficiency raise substantial doubt about our ability to continue as a going concern.  If we do not generate revenues, do not achieve profitability and do not have other sources of financing for our business, we may have to curtail or cease our development plans and operations, which could cause investors to lose the entire amount of their investment.

If we are unable to manage our anticipated growth effectively, our business could be adversely affected.

We anticipate that a significant expansion of our operations and addition of operations and new personnel will be required in all areas of our operations in order to implement business plan. Our future operating results depend to a large extent on our ability to manage this expansion and growth successfully. For us to continue to manage such growth, we must put in place legal and accounting systems, and implement human resource management and other tools. We have taken preliminary steps to put this structure in place. However, there is no assurance that we will be able to successfully manage this anticipated rapid growth. A failure to manage our growth effectively could materially and adversely affect our ability to market our funding in multiple venues.

Changes in regulations within the European Union governing our operations, could negatively affect our business.

Changes in local regulations within the European Union relating to the offering of advice relating to block chain derivatives could negatively affect the business operations of Token Communities PLC within the European Union. Such changes could result in the Company having to change its business model, which could negatively impact future revenues.

Increasing competition within our emerging industry could have an impact on our business prospects.

The block chain technology market is an emerging industry where new competitors are entering the market frequently. These competing companies may have significantly greater financial and other resources than we have and may have been developing their products and services longer than we have been developing ours.  Although we feel our portfolio and related revenue stream sources are broad, increasing competition may have a negative impact on our profit margins.

Our business is subject to risks generally associated with fluctuating economic tendencies in the capital markets.

The demand for our products can change over time due to fluctuations in the global and local economies and in the related capital requirements of enterprises.  These fluctuations could negatively impact our future revenue streams.

Fluctuations in interest rates could impair the ability of companies to raise capital

Fluctuations in interest rates could influence the attractiveness for investors to allocate capital in the block chain technology sector.

If we lose the services of our founders or other members of our senior management team, we may not be able to execute our business strategy.

Our success depends in a large part upon the continued service of our senior management team. In particular, the continued service of our CEO Alexander Lightman and Chair Steven Knight, as they are critical to our vision, strategic direction, culture, and technology. We do not maintain key-man insurance for any of our founders or other members of our senior management team. The loss of any of our founders, even temporarily, or any other member of senior management could harm our business.

We may not be able to adequately protect our proprietary technology, and our competitors may be able to offer similar products and services, which would harm our competitive position.

Our success depends in part upon our technological advice. We rely primarily on trade secret laws, confidentiality procedures, license agreements and contractual provisions to establish and protect our proprietary rights. Despite these precautions, third parties could copy or otherwise obtain and use our technology without authorization, or develop similar technology independently. We cannot assure you that the protection of our proprietary rights will be adequate or that our competitors will not independently develop similar technology, duplicate our products and services or design around any intellectual property rights we hold.

If third parties claim that we infringe their intellectual property, it may result in costly litigation.

We cannot assure you that third parties will not claim our current or future products infringe their intellectual property rights. Any such claims, with or without merit, could cause costly litigation that could consume significant management time. As the number of product and service offerings in the block chain technology market increases and functionalities increasingly overlap, companies such as ours may become increasingly subject to infringement claims. Such claims also might require us to enter into royalty or license agreements. If required, we may not be able to obtain such royalty or license agreements, or obtain them on terms acceptable to us.

We may need additional financing.  Any limitation on our ability to obtain such additional financing could have a material adverse effect on our business, financial condition and results of operations.

Although we expect that to have enough cash on hand sufficient for current operations and to implement our business plan, there can be no assurance that we will not require additional capital.  The raising of additional capital could result in dilution to our stockholders.  In addition, there is no assurance that we will be able to obtain additional capital if we need it, or that if available, it will be available to us on favorable or reasonable terms.  Any limitation on our ability to obtain additional capital as and when needed could have a material adverse effect on our business, financial condition and results of operations.

If we fail to maintain proper and effective internal controls, our ability to produce accurate and timely financial statements could be impaired, which could harm our operating results, our ability to operate our business and investors’ views of us.

Ensuring we have adequate internal financial and accounting controls and procedures in place so that we can produce accurate financial statements on a timely basis is a costly and time-consuming effort that will need to be evaluated frequently.  Section 404 of the Sarbanes-Oxley Act requires public companies to conduct an annual review and evaluation of their internal controls.  Our failure to maintain the effectiveness of our internal controls in accordance with the requirements of the Sarbanes-Oxley Act could have a material adverse effect on our business.  We could lose investor confidence in the accuracy and completeness of our financial reports, which could have an adverse effect on the price of our common stock. In addition, if our efforts to comply with new or changed laws, regulations, and standards differ from the activities intended by regulatory or governing bodies due to ambiguities related to practice, regulatory authorities may initiate legal proceedings against us and our business may be harmed.

Risks Relating to our Securities

Per Rule 144 promulgated under the Securities Act, which permits the resale of the shares of Common Stock, subject to various terms and conditions, will generally not apply to our common stock until one year after we cease to be a “shell company” under SEC regulations and all Form 10 required information has been filed with the SEC. We exited shell company status as of the February 26th 2018 Share Exchange, and we have filed the required Form 10 information in this Current Report.  The one year waiting period before Rule 144 will become available began as of the filing of this Current Report. As a result, your ability to sell your shares may be limited.

Because the Share Exchange will result in a deemed a reverse acquisition, we may not be able to attract the attention of major brokerage firms, which may limit the liquidity of our Common Stock and may make it more difficult for us to raise additional capital in the future.

Additional risks may exist because the Share Exchange will be considered a “reverse acquisition” under accounting and securities regulations. Certain SEC rules are more restrictive when applied to reverse acquisition companies, such as the ability of stockholders to resell their shares of Common Stock pursuant to Rule 144. In addition, securities analysts of major brokerage firms may not provide coverage of our Common Stock following the Share Exchange because there may be little incentive for brokerage firms to recommend the purchase of our Common Stock. As a result, our Common Stock may have limited liquidity and investors may have difficulty selling it. In addition, we cannot assure you that brokerage firms will want to conduct any secondary offerings on our behalf if we seek to raise additional capital in the future. Our inability to raise additional capital may have a material adverse effect on our business.

There is not now, and there may not ever be, an active market for the Company’s Common Stock.

There currently is very limited public market for our Common Stock.  Further, although our Common Stock is currently quoted on the OTC Bulletin Board, trading of our Common Stock has minimal volume, and such trading may be sporadic.  As a result, an investor may find it difficult to dispose of, or to obtain accurate quotations of the price of our Common Stock.  Accordingly, investors must assume they may have to bear the economic risk of an investment in our Common Stock for an indefinite period of time.  There can be no assurance that a more active market for the Common Stock will develop, or if one should develop, there is no assurance that it will be sustained.  This severely limits the liquidity of our Common Stock, and would likely have a material adverse effect on the market price of our Common Stock and on our ability to raise additional capital.

We cannot assure you that the Common Stock will become liquid.

Until our Common Stock is listed on a national securities exchange such as the New York Stock Exchange or the Nasdaq Stock Market, we expect our Common Stock to remain eligible for quotation on the OTC Tier.  In those venues, however, an investor may find it difficult to obtain accurate quotations as to the market value of our Common Stock.  In addition, if we fail to meet the criteria set forth in SEC regulations, various requirements would be imposed by law on broker-dealers who sell our securities to persons other than established customers and accredited investors.  Consequently, such regulations may deter broker-dealers from recommending or selling our Common Stock, which may further affect the liquidity of the Common Stock.  This would also make it more difficult for us to raise capital.

Our Common Stock is subject to the “penny stock” rules of the SEC and the trading market in the securities is limited, which makes transactions in the stock cumbersome and may reduce the value of an investment in the stock.

The SEC has adopted Rule 15g-9 which establishes the definition of a “penny stock,” for the purposes relevant to us, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require:

•that a broker or dealer approve a person’s account for transactions in penny stocks; and

•the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased.

In order to approve a person’s account for transactions in penny stocks, the broker or dealer must:

•Obtain financial information and investment experience objectives of the person; and

•make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prescribed by the SEC relating to the penny stock market, which, in highlight form sets forth:

•the basis on which the broker or dealer made the suitability determination; and

•that the broker or dealer received a signed, written agreement from the investor prior to the transaction.

Generally, brokers may be less willing to execute transactions in securities subject to the “penny stock” rules. This may make it more difficult for investors to dispose of common stock and cause a decline in the market value of stock.

Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading and about the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

The price of our Common Stock may become volatile, which could lead to losses by investors and costly securities litigation.

The trading price of our Common Stock is likely to be highly volatile and could fluctuate in response to factors such as:

•actual or anticipated variations in our operating results;

•announcements of developments by us or our competitors;

•announcements by us or our competitors of significant acquisitions, strategic partnerships, joint ventures or capital commitments;

•adoption of new accounting standards affecting our Company’s industry;

•additions or departures of key personnel;

•sales of our Common Stock or other securities in the open market; and

•other events or factors, many of which are beyond our control.

The stock market is subject to significant price and volume fluctuations. In the past, following periods of volatility in the market price of a Company’s securities, securities class action litigation has often been initiated against the Company. Litigation initiated against us, whether or not successful, could result in substantial costs and diversion of our management’s attention and resources, which could harm our business and financial condition.

We do not anticipate dividends to be paid on our Common Stock, and investors may lose the entire amount of their investment.

Cash dividends have never been declared or paid on the Common Stock, and we do not anticipate such a declaration or payment for the foreseeable future. We expect to use future earnings, if any, to fund business growth. Therefore, stockholders will not receive any funds absent a sale of their shares. We cannot assure stockholders of a positive return on their investment when they sell their shares, nor can we assure that stockholders will not lose the entire amount of their investment.

If securities analysts do not initiate coverage or continue to cover our Common Stock or publish unfavorable research or reports about our business, this may have a negative impact on the market price of our common stock.

The trading market for the Common Stock will depend on the research and reports that securities analysts publish about our business and the Company. We do not have any control over these analysts. There is no guarantee that securities analysts will cover the Common Stock. If securities analysts do not cover the Common Stock, the lack of research coverage may adversely affect its market price. If we are covered by securities analysts, and our stock is the subject of an unfavorable report, our stock price and trading volume would likely decline. If one or more of these analysts ceases to cover the Company or fails to publish regular reports on the Company, we could lose visibility in the financial markets, which could cause our stock price or trading volume to decline.

You may experience dilution of your ownership interests because of the future issuance of additional shares of the Common Stock.

In the future, we may issue our authorized but previously unissued equity securities, resulting in the dilution of the ownership interests of our present stockholders and the purchasers of Common Stock offered hereby.  We are currently authorized to issue 300,000,000 common shares of capital stock and 20,000,000 shares of preferred stock with preferences and rights to be determined by the Board of Directors.  As of the closing of the Share Exchange, (and as of today) there are 270,000,000 shares of our Common Stock and no shares of our preferred stock outstanding.  We may also issue additional shares of our Common Stock that are exercisable for our Common Stock in connection with future acquisitions, future sales of its securities for capital raising purposes, or for other business purposes.  The future issuance of any such additional shares of our Common Stock may create downward pressure on the trading price of the Common Stock.  There can be no assurance that we will not be required to issue additional shares, warrants or other convertible securities in the future in conjunction with any capital raising efforts, including at a price (or exercise prices) below the price at which shares of the Common Stock will be initially quoted on the OTC markets Tier.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

The following management’s discussion and analysis should be read in conjunction with the historical financial statements and the related notes thereto contained in this report. The management’s discussion and analysis contain forward-looking statements, such as statements of our plans, objectives, expectations and intentions. Any statements that are not statements of historical fact are forward-looking statements. When used, the words “believe,” “plan,” “intend,” “anticipate,” “target,” “estimate,” “expect” and the like, and/or future tense or conditional constructions (“will,” “may,” “could,” “should,” etc.), or similar expressions, identify certain of these forward-looking statements. These forward-looking statements are subject to risks and uncertainties, including those under “Risk Factors” in this Form 8-K, that could cause actual results or events to differ materially from those expressed or implied by the forward-looking statements. The Company’s actual results and the timing of events could differ materially from those anticipated in these forward-looking statements as a result of several factors. The Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this report.

As the result of the Share Exchange and the change in business and operations of the Company, from engaging in the business of pharmaceutical plant extracts to the business of becoming a global block chain technology advisor, a discussion of the past, pre-Share Exchange financial results of Token Communities Ltd., is not pertinent, and under applicable accounting principles the historical financial results of Token Communities PLC., the wholly owned operating subsidiary of Token Communities Ltd., the accounting acquirer, prior to the Share Exchange are considered the historical financial results of the Company.

The following discussion highlights Token Communities PLC’s results of operations and the principal factors that have affected our financial condition as well as our liquidity and capital resources for the periods described, and provides information that management believes is relevant for an assessment and understanding of the statements of financial condition and results of operations presented herein. The following discussion and analysis are based on Token Communities PLC’s audited and unaudited financial statements contained in this Current Report, which we have prepared in accordance with United States generally accepted accounting principles. You should read this discussion and analysis together with such financial statements and the related notes thereto.

Basis of Presentation

The audited financial statements for our fiscal year ended June 30th, 2018, and from inception of October 13th, 2017, include a summary of our significant accounting policies and should be read in conjunction with the discussion below. In the opinion of management, all material adjustments necessary to present fairly the results of operations for such periods have been included in these audited financial statements. All such adjustments are of a normal recurring nature.

Overview

Overview from Inception

Token Communities PLC was incorporated in October 13th, 2017 in Gibraltar, as a result we currently have less than one year of financial results. These results have been presented in the audited financial statements with fiscal year ended June 30th, 2018, and from inception of October 13th, 2015.

Overview 2018

Token Communities advised approximately ten companies active in or interested in improving security and other benefits of software related to distributed ledger technology. Token Communities has pioneered a new approach to distributed ledger technologies, and as part of our program we have created White papers by Token Communities for CobaltCoin, LithiumCoin, and GraphiteCoin. An oil and gas white paper is in the process of being created as of February, 2019.

Substantial management time was invested in pursuing large potential acquisitions that would substantially increase the size, scale, profitability and reputation, including purchase of 52% of a search engine that management believes is superior to Google’s search engine in certain ways. This opportunity still appears to be viable and negotiations are currently under way.

Going Concern

The accompanying consolidated financial statements were prepared assuming we will continue as a going concern. As discussed in this Current Report and in the notes to the Token Communities PLC consolidated financial statements, we have incurred operating losses, and at June 30, 2018, have an accumulated deficit of $185,843. These factors raise substantial doubt about our ability to continue as a going concern.  Additionally, our independent registered public accounting firm included an explanatory paragraph in their report for the years ended June 30, 2018, regarding concerns about our ability to continue as a going concern.

Our ability to continue as a going concern is dependent upon our generating operating cash flow and raising capital sufficient to fund operations.  We have discussed our strategy and plans relating to these matters elsewhere in this Current Report although the consolidated financial statements included herein do not include any adjustments that might result from the outcome of these uncertainties.  Our business strategy may not be successful in addressing these issues, however, and if we cannot continue as a going concern, our stockholders may lose their entire investment in us.

Strategy

By being quoted as Token Communities Ltd. on the OTC Bulletin Board we intend to raise more capital from the markets in order to realize also the future stages of our growth path. Ultimately, we intend to become the premier block chain advisory firm worldwide, however there can be no assurance this goal will be achieved.

Critical Accounting Estimates

We regularly evaluate the accounting estimates we use to prepare our financial statements. A complete summary of these policies is included in the Notes to our audited financial statements. In general, management’s estimates are based on historical experience, on information from third party professionals, and on various other assumptions that are believed to be reasonable under the facts and circumstances. Actual results could differ from those estimates made by management.

We believe that of our significant accounting policies, which are described in note 2 to our consolidated financial statements, the following accounting policies involve a greater degree of judgment and complexity. Accordingly, these are the policies we believe are the most critical to aid in fully understanding and evaluating our financial condition and results of operations.

Revenue Recognition

We initially generate our first revenues from advising and drafting white papers for potential ICOs. Revenue from these initial transactions is accounted for at the moment we are engaged and paid. There is no credit risk since the fees are collected directly at the moment that we are engaged. Revenue is accounted for on a monthly basis. We provide a description of the different types of revenue below.

Revenue related to our Block Chain Technology Clientele:

1.Initial Advisory Fees – Approximately $100,000 per portfolio company.

2.White Paper Drafting and Finalization – Within the range of $100,000 to $200,000.

3.Assistance with marketing promotional video media and key note speech exposure – Within the range of $50,000 to $250,000.

4.Success fee– Based upon the required funding being partially or fully raised to implement the agreed business plan. Usually within the range 6-10%

Concentrations of Credit Risk

Cash held in banks: we maintain cash balances at a financial institution that is insured by the Federal Deposit Insurance Corporation (“FDIC”) up to federally insured limits. We have not experienced any losses in such accounts.

Accounts Receivable: Customer accounts typically are collected within 60 days, and based on its assessment of current conditions and its experience collecting such receivables, management believes it has no significant risk related to its concentration within its accounts receivable.

Components of Results of Operations

Revenues

We generate our revenues from advisory fees for a suite of one to two dozen services that include advising on where to establish a corporation, establishing the corporation (often Gibraltar or Malta) writing white paper, setting up website, making videos or animations describing the Company and its business, engaging in public relations and introducing potential investors. We also receive substantial fees if and when sales of licensing of software or partnerships are made that result in funds being provided to certain advisory clients.

Research and development

Research and development (“R&D”) expenses consist primarily of fees we are being charged for developing the source code of block chain technology systems. We expense substantially all of our research and development costs as they are incurred.

R&D expenses increased over the previous year due to our transition in February, 2018 into the current business of the Company.

General and Administrative

General and Administrative expenses (“G&A”) mainly consist of management fees and salaries paid, other expenses are legal and accounting fees. Comparison from date of inceptions to June 30, 2018 is insignificant due to 2018 not being a full year of operation. We expect a steep increase in legal and accounting fees for 2019 compared to 2018 as a result of growth in expenses as we expand our business platform.

General and Administrative expenses in the fourth quarter of 2018 are estimated to be $185,000 and increased significantly compared to the same period in 2017. The increase was primarily due to an increase in payroll expenses, accounting fees and legal fees for the preparation of the audited financials.

We anticipate that G&A expenses will increase in dollar amount and increase as a percentage of revenue in 2019 compared to 2018 as a result of growth in expenses as we expand our business platform.

Financial Condition, Liquidity and Capital Resources

As of June 30, 2018, we had cash on hand of $312 and a stockholders’ deficit of $426,499

Our principal sources of liquidity have been cash generated from operations.

Our liquidity position in 2018 has increased slightly compared to the prior year by $312.

To achieve our strategic goals, we need to further expand our business and financing activities. We aim to accomplish these goals by further developing our Block Chain Technology advisory services and achieving a more international coverage of our services. Expanding our international network, together with further improvement of our business platform will require future capital and liquidity expansion. Since our inception on October 13, 2017, our shareholders have contributed a significant amount of capital making it possible for us to develop our platform. To continue to develop our product offerings and expand our services and to realize an international coverage a significant capital increase has been and will continue to be required.

We plan to continue to attempt to raise capital in order to meet our liquidity needs. However, we may be unable to raise sufficient additional capital when we need it or to raise capital on favorable terms. If we are unable to obtain adequate funds on reasonable terms, we may be required to significantly curtail or discontinue operations or obtain funds by entering into financing agreements on unattractive terms.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements (as that term is defined in Item 303(a)(4)(ii) of Regulation S-K) as of June 30th, 2018 that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.

Quantitative and Qualitative Disclosures About Market Risk

Not applicable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our Common Stock as of October 5th, 2018, by (i) each stockholder known by us to be the beneficial owner of more than 5% of our Common Stock (our only class of voting securities), (ii) each of our directors and executive officers, and (iii) all of our directors and executive officers as a group.  To the best of our knowledge, except as otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares of our Common Stock beneficially owned by such person, except to the extent such power may be shared with a spouse.  To our knowledge, none of the shares listed below are held under a voting trust or similar agreement, except as noted.  Other than the Share Exchange, to our knowledge, there is no arrangement, including any pledge by any person of securities of the Company or any of its parents, the operation of which may at a subsequent date result in a change in control of the Company.

Unless otherwise indicated in the following table, the address for each person named in the table is c/o Token Communities Ltd., #3 Bethesda Metro Center, #700, Bethesda, Md 20814.

Name and Address of Beneficial Owner	Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned(1)
Capital Invest Ltd.	27,000,000	10%

Carasol Group Ltd.	24,000,000	8.88%

Golden Square Equity Partners Inc.	52,434,000	19.42%

Guardian Holdings Inc.	81,000,000	30%

Applicable percentage ownership is based on 270,000,000 shares of Common Stock outstanding as of October 5th, 2018. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Directors and Executive Officers

Below are the names of and certain information regarding the Company’s current executive officers and directors who were appointed effective as of the closing of the Share Exchange:

Name	Age	Position	Date Named to Board of Directors/as Executive Officer
Alexander Lightman	58	Director, Chief Executive Officer	February 26th, 2018
Steven Knight	59	Director, Chairman of the Board	February 26th, 2018
Peter Maddocks	61	Chief Financial Officer	April 10th, 2017

Directors are elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified.  Directors are elected by a plurality of the votes cast at the annual meeting of stockholders and hold office until the expiration of the term for which he or she was elected and until a successor has been elected and qualified.

A majority of the authorized number of directors constitutes a quorum of the Board of Directors for the transaction of business. The directors must be present at the meeting to constitute a quorum. However, any action required or permitted to be taken by the Board of Directors may be taken without a meeting if all members of the Board of Directors individually or collectively consent in writing to the action.

The authorized number of directors to constitute our Board of Directors is five.  Pursuant to the terms of the Share Exchange Agreement, Token Communities PLC and the Company agreed that the Company’s Board of Directors, as of the closing of the Share Exchange, would consist of two members.  Our Board of Directors is now comprised of Messrs. Lightman and Knight who were nominated by the majority Shareholders of Token Communities Ltd.  Executive officers are appointed by the Board of Directors and serve at its pleasure.

The principal occupation and business experience during the past five years for our executive officers and directors is as follows:

Alexander Lightman is our CEO and Director, a renowned speaker, bestselling author on the Internet, artificial intelligence, robotics, and smart cities. He is the first columnist for ICO Crowd magazine with 20+ crypto articles published since late 2017, Amazon.com best-selling author, keynote speaker at Blockchain conferences. Mr. Lightman is the recipient of four global technology awards, including the first Economist Magazine Reader’s Award, and has written national innovation plans and technology transition plans for the US and Mexican governments and NATO. He has been one of the most highly rated mentors for Founder Institute in the world (“Global 100”) and qualified as a director, after mentoring six 16 weeks start up creation programs, each of which launched over a dozen companies. He is an MIT graduate and attended graduate school at Harvard’s School of Government and is the author of the first book on 4G and co-author of 2016 Amazon best-seller in seven categories, Augmented: Life in the Smart Lane. The president of China, Xi Jinping, highlighted Augmented during his 2018 State of the China Union speech to over a billion Chinese, leading to over 100 articles. Mr. Lightman was given the honor of the first speech at the global launch of the book “Xi Jinping Thought” at the International Institute of Strategic Studies on 11 April 2018. Mr. Lightman recently spoke at the 73rd regular session of the UN General Assembly on September 27th, 2018, attended by the US President and other Global leaders.

Steven Knight is our Chairman and a Director. He is a Chartered Accountant a member of the Society of Trust and Estate Practitioners and the Institute of Directors. Formerly of Coopers & Lybrand and Touché Ross, he was appointed to start up and manage the Gibraltar office of Price Waterhouse in 1989. Mr. Knight established the Castle Group in 1992 and acquired the practice of Price Waterhouse under his newly formed Group and since then he is widely considered as a specialist in international tax planning for both wealthy individuals and companies.  Castle Trust Group is a member of the Gibraltar Stock Exchange. Mr. Knight also holds a Company Manager license issued by Gibraltar's Financial Services Commission in relation to the provision of Directorships to Experienced Investor Funds. Mr. Knight has over 30 years business experience operating at the highest level, organizing, managing, and controlling capital resources and has been involved with many substantial corporate transactions.

Director Independence

We are not currently subject to listing requirements of any national securities exchange or inter-dealer quotation system which has requirements that a majority of the board of directors be “independent” and, as a result, we are not at this time required to have our Board of Directors comprised of a majority of “independent directors.”

Family Relationships

There are no family relationships among our Directors or executive officers.

Involvement in Certain Legal Proceedings

None of our directors or executive officers has been involved in any of the following events during the past ten years:

any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences); being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; or being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Board Committees

The Company currently has not established any committees of the Board of Directors.  Our Board of Directors may designate from among its members an executive committee and one or more other committees in the future.  We do not have a nominating committee or a nominating committee charter.  Further, we do not have a policy with regard to the consideration of any director candidates recommended by security holders.  To date, other than as described above, no security holders have made any such recommendations.  The entire Board of Directors performs all functions that would otherwise be performed by committees.  Given the present size of our board it is not practical for us to have committees.  If we are able to grow our business and increase our operations, we intend to expand the size of our board and allocate responsibilities accordingly.

Audit Committee Financial Expert

We have no separate audit committee at this time.  The entire Board of Directors oversees our audits and auditing procedures.  The Board of Directors has at this time not determined whether any director is an “audit committee financial expert” within the meaning of Item 407(d)(5) for SEC regulation S-K.

Compliance with Section 16(a) of the Exchange Act

Our Common Stock is not registered pursuant to Section 12 of the Exchange Act.  Accordingly, our officers, directors and principal shareholders are not subject to the beneficial ownership reporting requirements of Section 16(a) of the Exchange Act.

EXECUTIVE COMPENSATION

The following table sets forth information concerning the total compensation paid or accrued by us during the fiscal year ended June 30th, 2018 to (i) all individuals that served as our principal executive officer or acted in a similar capacity for us at any time during the fiscal year ended June 30, 2018; (ii) all individuals that served as our principal financial officer or acted in a similar capacity for us at any time during the fiscal year ended June 30, 2018; and (iii) all individuals that served as executive officers of ours at any time during the fiscal year ended June 30, 2018 that received annual compensation during the fiscal year ended June 30, 2018 in excess of $100,000.

Summary Compensation Table

Name & Principal Position	Fiscal Year ended June 30,	Salary ($)	Bonus ($)	Stock Awards($)	Option Awards($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Alexander Lightman	2018	$156,000	0 0	0 0	0 0	0 0	0 0	0 0	$156,000
Steven Knight	2018	$156,000	N/A N/A	N/A N/A	N/A N/A	N/A N/A	N/A N/A	N/A N/A	$156,000
Peter Maddocks	2018	0 N/A	0 N/A	0 N/A	0 N/A	0 N/A	0 N/A	0 N/A	0 N/A

During the period and at 30th June 2018 the Company did not retain any employees. However, it did retain one full time specialist who was retained by way of an exclusive consulting contract containing a notice period by either party of one calendar month. The specialist is no longer retained as at the date of this release.

Director Compensation

The Company currently does not pay any cash compensation to members of its board of directors for their services as directors of the Company.  However, the Company reimburses its directors for all reasonable out-of-pocket expenses incurred in connection with their attendance at meetings of the board of directors.  The Company may determine to grant to each new director, at the time of such director's appointment, an option to purchase its common shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

SEC rules require us to disclose any transaction or currently proposed transaction in which the Company is a participant and in which any related person has or will have a direct or indirect material interest involving the lesser of $120,000 or one percent (1%) of the average of the Company’s total assets as of the end of last two completed fiscal years.  A related person is any executive officer, director, nominee for director, or holder of 5% or more of the Company’s common stock, or an immediate family member of any of those persons. The Company has no such transactions.

MARKET PRICE OF AND DIVIDENDS ON COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Our Common Stock is quoted on the OTC Bulletin Board, as of October 5th, 2018, under the symbol “TKCM.”  Prior to that date, our symbol was “XTPH.”

As of the date of this Report, we have 270,000,000 shares of Common Stock outstanding held by 92 stockholders of record.  To date, we have not paid dividends on our Common Stock.

Dividend Policy

We have never paid any cash dividends on our capital stock and do not anticipate paying any cash dividends on our Common Stock in the foreseeable future.  We intend to retain future earnings to fund ongoing operations and future capital requirements. Any future determination to pay cash dividends will be at the discretion of our Board of Directors and will be dependent upon financial condition, results of operations, capital requirements and such other factors as the Board of Directors deems relevant.

Securities Authorized for Issuance under Equity Compensation Plans

The Company has no equity compensation plan nor plans to do so in the immediate future.

DESCRIPTION OF SECURITIES

Authorized Capital Stock

We have authorized capital stock consisting of 300,000,000 shares of Common Stock, $0.0001 par value, and 20,000,000 shares of undesignated, preferred stock, $0.0001 par value. As of the date of this Report, we had 270,000,000 shares of Common Stock issued and outstanding and no shares of preferred stock issued and outstanding.

Issued and Outstanding Capital Stock

Immediately after giving effect to the transactions described herein, including the issuance of shares of our Common Stock issued to the former Token Communities PLC stockholders in the Share Exchange, and the return to Treasury of certain shares; there were issued and outstanding securities of the Company on the closing of the Share Exchange as follows:

172,820,000 Treasury shares issued from of our Common Stock, 19,266,000 common shares returned to Treasury, including 500,000,000 shares received by Company of Token Communities PLC shares in the Share Exchange.

Description of our Common Stock

The holders of outstanding shares of common stock are entitled to receive dividends out of assets or funds legally available for the payment of dividends of such times and in such amounts as the board from time to time may determine. Holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders. There is no cumulative voting of the election of directors then standing for election. The common stock is not entitled to pre-emptive rights and is not subject to conversion or redemption. Upon liquidation, dissolution or winding up of our Company, the assets legally available for distribution to stockholders are distributable ratably among the holders of the common stock after payment of liquidation preferences, if any, on any outstanding payment of other claims of creditors. Each outstanding share of common stock is duly and validly issued, fully paid and non-assessable.

Preferred Stock

Shares of preferred stock may be issued from time to time in one or more series, each of which will have such distinctive designation or title as shall be determined by our Board of Directors prior to the issuance of any shares thereof. Preferred stock will have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of preferred stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof. The number of authorized shares of preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of our capital stock entitled to vote generally in the election of the directors, voting together as a single class, without a separate vote of the holders of the preferred stock, or any series thereof, unless a vote of any such holders is required pursuant to any preferred stock designation.

While we do not currently have any plans for the issuance of preferred stock, the issuance of such preferred stock could adversely affect the rights of the holders of common stock and, therefore, reduce the value of the common stock. It is not possible to state the actual effect of the issuance of any shares of preferred stock on the rights of holders of the common stock until the Board of Directors determines the specific rights of the holders of the preferred stock; however, these effects may include:

Restricting dividends on the common stock;

Diluting the voting power of the common stock;

Impairing the liquidation rights of the common stock; or

Delaying or preventing a change in control of the Company without further action by the stockholders.

Other than in connection with shares of preferred stock (as explained above), which preferred stock is not currently designated nor contemplated by us, we do not believe that any provision of our charter or By-Laws would delay, defer or prevent a change in control.

Options

No options to purchase shares of our Common Stock have been issued to date.

Description of Warrants

On March 6th, 2014, under a Chapter 11 Plan of Reorganization confirmed by the US Bankruptcy Court, the Court ordered that certain administrative creditors of the Company be issued Warrants. These creditors originally received 2,500,000 warrants. Per the Company’s forward stock split of June, 2017, the number of Warrants increased in pari passu, now consisting of a total of 135,000,000.

On June 27, 2018, the Company and one holder of “Class A Warrants” entered into a Modification Agreement by which the pricing mechanism for the call price of the holders Class A Warrants were modified from the original $.074 to a scaled pricing of between $1.05 - $2.00 per traunch. Both management and the Warrant Holders believed the previous call prices were not reflective of the company’s current standing and market price.

On February 15th, 2019, the Company and the holders of all Warrants executed an Amendment & Modification Agreement, changing the previously staggered Warrant call Price, to $1.90 per Warrant, of all classes for all holders, with the Exception of the Class A Warrants already repriced, (as noted above). Both management and the Warrant Holders believed that the previous call prices were not reflective of the Company’s current standing and market price. It was further agreed that the Warrants shall be exercisable until August 30th, 2022.

As of the date of this report, the holder of Class A Warrants has not exercised or sold their warrants.

Transfer Agent

The transfer agent for our Common Stock is Island Stock Transfer, 15500 Roosevelt Blvd, #301, Clearwater, Florida 33760, telephone number (727) 289-0010.

LEGAL PROCEEDINGS

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm business.

We are currently not aware of any pending legal proceedings to which we are a party or of which any of our property is the subject, nor are we aware of any such proceedings that are contemplated by any governmental authority.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Delaware Private Corporation Law and our Articles of Incorporation allow us to indemnify our officers and directors from certain liabilities and our By-Laws state that we shall indemnify every (i) present or former director or officer of us, (ii) any person who while serving in any of the capacities referred to in clause (i) served at our request as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, and (iii) any person nominated or designated by (or pursuant to authority granted by) the Board of Directors or any committee thereof to serve in any of the capacities referred to in clauses (i) or (ii) (each an “Indemnitee”).

Our By-Laws provide that we shall indemnify an Indemnitee against all judgments, penalties (including excise and similar taxes), fines, amounts paid in settlement and reasonable expenses actually incurred by the Indemnitee in connection with any proceeding in which he was, is or is threatened to be named as defendant or respondent, or in which he was or is a witness without being named a defendant or respondent, by reason, in whole or in part, of his serving or having served, or having been nominated or designated to serve, if it is determined that the Indemnitee (a) conducted himself in good faith, (b) reasonably believed, in the case of conduct in his official capacity, that his conduct was in our best interests and, in all other cases, that his conduct was at least not opposed to our best interests, and (c) in the case of any criminal proceeding, had no reasonable cause to believe that his conduct was unlawful; provided, however, that in the event that an Indemnitee is found liable to us or is found liable on the basis that personal benefit was improperly received by the Indemnitee, the indemnification (i) is limited to reasonable expenses actually incurred by the Indemnitee in connection with the proceeding and (ii) shall not be made in respect of any proceeding in which the Indemnitee shall have been found liable for willful or intentional misconduct in the performance of his duty to us.

Other than in the limited situation described above, our By-Laws provide that no indemnification shall be made in respect to any proceeding in which such Indemnitee has been (a) found liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the Indemnitee’s official capacity, or (b) found liable to us. The termination of any proceeding by judgment, order, settlement or conviction, or on a plea of nolo contendere or its equivalent, is not of itself determinative that the Indemnitee did not meet the requirements set forth in clauses (a) or (b) above. An Indemnitee shall be deemed to have been found liable in respect of any claim, issue or matter only after the Indemnitee shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom. Reasonable expenses shall, include, without limitation, all court costs and all fees and disbursements of attorneys for the Indemnitee. The indemnification provided shall be applicable whether or not negligence or gross negligence of the Indemnitee is alleged or proven.

In addition to our By-Laws and our Articles of Incorporation, we have entered into an Indemnification Agreement with each of our directors pursuant to which we will be obligated to maintain liability insurance in favor of the directors serving the Company and its subsidiaries and affiliates.  We will also be required to indemnify, and to advance expenses on behalf of, such persons to the fullest extent permitted by applicable law and our governing documents.  We believe that entering into the contemplated agreements will help attract and retain highly competent and qualified persons to serve the Company.  The form of Indemnification Agreement is filed as an exhibit to this Current Report.

Other than discussed above, none of our By-Laws, our Articles of Incorporation or any indemnification agreement with any director of the Company includes any specific indemnification provisions for our officers or directors against liability under the Securities Act. Additionally, insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Item 3.02

Unregistered Sales of Equity Securities

None.

Shares Issued in Connection with the Share Exchange

On February 26th, 2018, pursuant to the terms of the Share Exchange Agreement, 100% of the issued and outstanding shares of Token Communities PLC, comprised of 500,000,000 ordinary shares were acquired by the Company in exchange for 172,820,000 newly issued common restricted shares of our common stock.

Item 5.01

Changes in Control of Registrant.

The information regarding change of control of the Company in connection with the Share Exchange set forth in Item 2.01, “Completion of Acquisition or Disposition of Assets The Share Exchange and Related Transactions” is incorporated herein by reference.

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

The information regarding departure and election of directors and departure and appointment of principal officers of the Company in connection with the Share Exchange set forth in Item 2.01, “Completion of Acquisition or Disposition of Assets”, “The Share Exchange and Related Transactions” is incorporated herein by reference.

Item 5.06

Change in Shell Company Status.

Prior to the Share Exchange, we may be deemed a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).  As a result of the Share Exchange, we no longer would be defined as such.  The information contained in this Current Report constitutes the current “Form 10 information” necessary to satisfy the conditions contained in Rule 144(i)(2) under the Securities Act of 1933, as amended (the “Securities Act”).

Item 9.01

Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

The financial statements of Token Communities PLC are consolidated in the financial statements of Token Communities Ltd., which are included in this Report beginning on Page F-1.

(b)  Pro forma financial information.

N/A

(d)  Exhibits

In reviewing the agreements included or incorporated by reference as exhibits to this Current Report on Form 8-K, please remember that they are included to provide you with information regarding their terms and are not intended to provide any other factual or disclosure information about the Company or the other parties to the agreements. The agreements may contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the parties to the applicable agreement and:

should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about the Company may be found elsewhere in this Current Report on Form 8-K and the Company’s other public filings, which are available through the SEC’s website at http://www.sec.gov

TOKEN COMMUNITIES LTD. AND SUBSIDIARY

Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of

Token Communities Ltd.

Opinion on the financial statements

We audited the accompanying consolidated balance sheet of Token Communities Ltd., and Subsidiary (“the Company”) as of June 30, 2018, and the related statements of operations and comprehensive loss, stockholders’ deficit, and cash flow for the period from inception (October 13, 2017) to June 30, 2018 and the related notes (collectively referred to as “financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Company as of June 30, 2018, and the result of its operations and cash flow for the period from inception (October 13, 2017 to June 30, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis of Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

The accompanying consolidated financial statements were prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company had a stockholders’ deficit of $3,487,859 at June 30, 2018 and has incurred recurring losses from operations. These conditions, among others, raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty

We have served as the Company’s auditor since 2018.

Los Angeles, California

March 1 2019

TOKEN COMMUNITIES LTD. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEET
As of June 30, 2018

ASSETS

Assets
Current Assets:
Cash and equivalents	$ 312
Accounts receivable, net	250,914
Prepaid expenses and other current assets	17,630
Deposits	171,942
Total current assets	440,798

Other assets	18,980
TOTAL ASSETS	$ 459,778

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities:
Accounts payable	$ 427,883
Accrued expenses	215,351
Due to related parties	125,909
Derivative liability	3,178,494
Total current liabilities	3,947,637

STOCKHOLDERS' DEFICIT
Preferred stock, $.0001 par value; 20,000,000 shares authorized;
0 shares issued and outstanding	-
Common stock, $.0001 par value; 300,000,000 shares authorized;
270,000,000 shares issued and outstanding	27,000
Additional paid-in capital	175,594
Other comprehensive income	5,411
Accumulated deficit	(3,695,864)
Total stockholders' deficit	(3,487,859)
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$ 459,778

The accompanying notes are an integral part of these consolidated financial statements.

TOKEN COMMUNITIES LTD. AND SUBSIDIARY
CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS
For the Period from Inception (October 13, 2017) to June 30, 2018

Revenue	$510,879

Operating expenses:
General and administrative expenses	729,563
Research and development	298,686
Total operating expenses	1,028,249

Loss from operations	(517,370)

Other income
Change in fair value of derivative liability	160,046

Loss before provision for income tax	(357,324)

Provision for income tax	0

Net loss	$(357,324)

Comprehensive loss:
Net loss	$(357,324)
Foreign currency translation gain	5,411
Comprehensive loss:	$(351,913)

Weighted average common shares outstanding - basic and diluted	187,826,538

Loss per common share - basic and diluted	$(0.00)

The accompanying notes are an integral part of these consolidated financial statements.

TOKEN COMMUNITIES LTD. AND SUBSIDIARY
CONSOLIDATED STATEMENT OF STOCKHOLDERS' DEFICIT
For the Period from Inception (October 13, 2017) to June 30, 2018

			Additional	Other		Total
	Common Stock		Paid-in	Comprehensive	Accumulated	Stockholders'
	Shares	Amount	Capital	Income	Deficit	Deficit

Inception, October 13, 2017	-	$-	$-	$-	$-	$-

Common stock issued to founders for services	168,750,000	16,875	36,396	-	-	53,271
Common stock sold to investors	4,050,000	405	206,025	-	-	206,430
Shares issued on recapitalization	97,200,000	9,720	(66,827)	-	-	(57,107)
Fair value of derivative liability	-	-		-	(3,338,540)	(3,338,540)
Foreign currency translation gain	-	-		5,411	-	5,411
Net loss	-	-	-	-	(357,324)	(357,324)

Balance, September 30, 2018	270,000,000	$27,000	$175,594	$5,411	$(3,695,864)	$(3,487,859)

The accompanying footnotes are an integral part of these consolidated financial statements.

TOKEN COMMUNITIES LTD. AND SUBSIDIARY
CONSOLIDATED STATEMENT OF CASH FLOWS
For the Period from Inception (October 13, 2017) to June 30, 2018

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(357,324)
Adjustments to reconcile net loss to
net cash used in operating activities:
Common stock issued for services	53,271
Change in fair value of derivative liability	(160,046)
Changes in operating assets and liabilities:
Accounts receivable	(258,381)
Prepaid expenses and other current assets	(18,155)
Deposits	(177,059)
Accounts payable	440,616
Accrued expenses	217,950
Net cash used in operating activities	(259,128)

CASH FLOWS FROM INVESTING ACTIVITIES:
Payment for other assets	(19,544)
Net cash used in investing activities	(19,544)

CASH FLOWS FROM FINANCING ACTIVITIES:
Advances from related parties, net	74,660
Proceeds from sale of common stock	206,430
Net cash provided by financing activities	281,090

Effect of exchange rate changes on cash and equivalents	(2,106)

NET INCREASE IN CASH AND EQUIVALENTS	312

CASH AND EQUIVALENTS, BEGINNING OF PERIOD	-

CASH AND EQUIVALENTS, END OF PERIOD	$312

CASH PAID FOR:
$-

Income taxes	$-

The accompanying notes are an integral part of these consolidated financial statements.

Token Communities Subsidiary

Notes to Consolidated Financial Statements

June 30, 2018

Note 1 - Organization and Basis of Presentation

Organization and Line of Business

Token Communities Ltd. (the “Company” or “Limited") was organized under the laws of the State of Delaware on March 6, 2014, under the name Pacific Media Group Enterprises, Inc.  On April 7, 2017, the Company amended its Certificate of Incorporation with the Secretary of State of Delaware, changing its name to Extract Pharmaceuticals Inc. On January 26, 2018, the Board of Directors adopted an Amendment to its Articles, changing its name to Token Communities Ltd.  The Company is a development stage company that researches and creates white paper analysis for companies regarding block chain technology.

Token Communities PLC (“PLC”) was incorporated in Gibraltar on October 13, 2017. PLC is a Gibraltar Financial Advisory firm which specializes in Blockchain, AI and Fin-Tech investment in incubating, advising and managing qualified companies in the blockchain and distributed ledger technologies arena, including smart contracts, TGEs, DApps, and more. Advisement comprises the authoring of industry standard White Papers, technical aspects, design and implementation of market strategies, business appraisal and more. All potential clients are vetted and AML/KYC approved. The Company also develops its own software technology with its dedicated team of developers.

On February 26, 2018, the Company entered into an Acquisition and Share Exchange Agreement with PLC.  Under the Agreement, the Company’s majority shareholder returned 19,266,000 common shares to treasury, and at closing 100% of the issued and outstanding shares of PLC were acquired by the Company, for 172,800,000 newly issued common shares equal to 64% of the Company’s outstanding common stock as of the closing date, thus making the stockholders of PLC the majority stockholders of the Company. The transaction closed May 18, 2018.  This merger was accounted for as a reverse acquisition under the purchase method of accounting since PLC obtained control of Limited. Accordingly, the merger of PLC into Limited was recorded as a recapitalization of PLC, PLC being treated as the continuing entity. The merger was treated as a recapitalization and not as a business combination. Limited had 116,466,000 shares outstanding prior to the merger. At the time of the merger, Limited’s principal stockholder surrendered 19,266,000 shares, which were cancelled.  After the merger the total number of Limited shares outstanding was 270,000,000.

The historical financial statements presented are the financial statements of PLC. The merger was treated as a recapitalization and not as a business combination; therefore, no pro forma information is disclosed. At the date of the merger, the net liabilities of the legal acquirer, Limited, were $57,107.

The combined entities is referred to hereafter as the “Company.”

Basis of Presentation

The accompanying consolidated financial statements (“CFS”) were prepared in conformity with accounting principles generally accepted in the United States (“U.S. GAAP”). Limited’s functional currency is the United States Dollars (“$” or “USD”) and Limited’s wholly-owned subsidiary, PLC’s functional currency is the Pound Sterling (“GBP”).

Going Concern

The accompanying CFS were prepared in conformity with U.S. GAAP, which contemplates the continuation of the Company as a going concern.  The Company had a stockholders’ deficit of $ $3,487,859 at June 30, 2018 and has incurred recurring losses from operations.  These factors raise substantial doubt about the Company’s ability to continue as a going concern. The continued operations of the Company are dependent upon its ability to raise additional capital, obtain additional financing and/or acquire or develop a business that generates sufficient positive cash flows from operations.

The accompanying CFS do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue as a going concern.

Foreign Currency Translation

The accounts of Limited are maintained in USD and the accounts of PLC are maintained in GBP. The accounts of PLC are translated into USD in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 830 Foreign Currency Transaction, with the GBP as the functional currency. According to Topic 830, all assets and liabilities are translated at the exchange rate on the balance sheet date, stockholders’ equity is translated at historical rates and statement of operations items are translated at the weighted average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income (loss) in accordance with ASC Topic 220, Comprehensive Income. Gains and losses resulting from the translations of foreign currency transactions and balances are reflected in the statement of operations and comprehensive income (loss). The following table details the exchange rates used for the periods.

Period end: GBP to USD exchange rate	$1.3206
Average period: GBP to USD exchange rate	$1.3599

Note 2 – Summary of Significant Accounting Policies

Use of Estimates

The preparation of CFS in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the CFS and the reported amounts of revenues and expenses during the reporting period. The Company regularly evaluates estimates and assumptions. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

Principles of Consolidation

The accompanying CFS include the accounts of Limited and its wholly-owned Subsidiary, PLC. All significant intercompany transactions and balances were eliminated in consolidation.

Cash Equivalents

For the purpose of the statement of cash flows, cash equivalents include time deposits, certificate of deposits, and all highly liquid debt instruments with original maturities of three months or less.

Accounts Receivable

Accounts receivable are recorded, net of allowance for doubtful accounts and sales returns. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentration, customer credit worthiness, current economic trends and changes in customer payment patterns to determine if the allowance for doubtful accounts is adequate. An estimate for doubtful accounts is made when collection of the full amount is no longer probable. Delinquent account balances are written-off after management has determined that the likelihood of collection is not probable and known bad debts are written off against the allowance for doubtful accounts when identified.  As of June 30, 2018, the allowance for uncollectible accounts receivable was $0.

Fair Value of Financial Instruments

For certain of the Company’s financial instruments, including cash and equivalents, accounts receivable, accounts payable, trust liability and advances, the carrying amounts approximate their fair values due to their short maturities.

FASB ASC Topic 820, Fair Value Measurements and Disclosures, requires disclosure of the fair value (“FV”) of financial instruments held by the Company. FASB ASC Topic 825, Financial Instruments, defines FV, and establishes a three-level valuation hierarchy for disclosures of FV measurement that enhances disclosure requirements for FV measures. The carrying amounts reported in the consolidated balance sheets for receivables and current liabilities each qualify as financial instruments and are a reasonable estimate of their FVs because of the short period of time between the origination of such instruments and their expected realization and their current market rate of interest. The three levels of valuation hierarchy are defined as follows:

•Level 1 inputs to the valuation methodology are quoted prices for identical assets or liabilities in active markets.

•Level 2 inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets in inactive markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

•Level 3 inputs to the valuation methodology use one or more unobservable inputs which are significant to the FV measurement.

The Company analyzes all financial instruments with features of both liabilities and equity under FASB ASC Topic 480, Distinguishing Liabilities from Equity, and FASB ASC Topic 815, Derivatives and Hedging.

As of June 30, 2018, the Company did not have any assets and liabilities required to be presented on the balance sheet at FV.

Revenue Recognition

ASU No. 2014-09, Revenue from Contracts with Customers ("Topic 606"), became effective for the Company on July 1, 2018. The Company’s revenue recognition disclosure reflects its updated accounting policies that are affected by this new standard. The Company applied the "modified retrospective" transition method for open contracts for the implementation of Topic 606. As sales are and have been primarily from advisory fees and related services, and the Company has no significant post-delivery obligations, this did not result in a material recognition of revenue on our accompanying CFS for the cumulative impact of applying this new standard. The Company made no adjustments to its previously-reported total revenues, as those periods continue to be presented in accordance with its historical accounting practices under Topic 605, Revenue Recognition.

Revenue from advisory fees and related services are recognized under Topic 606 in a manner that reasonably reflects the delivery of services to customers in return for expected consideration and includes the following elements:

•executed contract(s) with our customer(s) that we believe is legally enforceable;

•identification of performance obligation in the respective contract;

•determination of the transaction price for each performance obligation in the respective contract;

•allocation of the transaction price to each performance obligation; and

•recognition of revenue only when the Company satisfies each performance obligation.

These five elements, as applied to the Company’s only revenue category, are summarized below:

•Advisory fees and related services – the Company charges an advisory fee for a suite of one to two dozen services that include advising on where to establish a corporation, establishing the corporation (often Gibraltar or Malta), writing white paper, setting up website, making videos or animations describing the company and its business, engaging in public relations.

Income Taxes

The Company accounts for income taxes in accordance with ASC Topic 740, Income Taxes. ASC 740 requires a company to use the asset and liability method of accounting for income taxes, whereby deferred tax assets are recognized for deductible temporary differences, and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion, or all of, the deferred tax assets will not be realized.  Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Under ASC 740, a tax position is recognized as a benefit only if it is “more likely than not” that the tax position would be sustained in a tax examination, with a tax examination being presumed to occur. The amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination. For tax positions not meeting the “more likely than not” test, no tax benefit is recorded. The Company has no material uncertain tax positions for any of the reporting periods presented.

Basic and Diluted Earnings (loss) Per Share

Earnings per share is calculated in accordance with ASC Topic 260, Earnings Per Share. Basic earnings per share (“EPS”) is based on the weighted average number of common shares outstanding. Diluted EPS is based on the assumption that all dilutive securities are converted.  Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period. There were no potentially dilutive securities outstanding during any of the periods presented in these financial statements.

Foreign Currency Transactions and Comprehensive Income

U.S. GAAP generally requires recognized revenue, expenses, gains and losses be included in net income. Certain statements, however, require entities to report specific changes in assets and liabilities, such as gain or loss on foreign currency translation, as a separate component of the equity section of the balance sheet. Such items, along with net income, are components of comprehensive income. The functional currency of the Company’s subsidiary is the GBP. Translation gain of $411 at June 30, 2018 is classified as an item of other comprehensive income in the stockholders’ deficit section of the balance sheet.

Statement of Cash Flows

Cash flows from the Company’s operations are calculated based upon the local currencies using the average translation rates. As a result, amounts related to assets and liabilities reported on the statements of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheets.

Recent Accounting Pronouncements

In January 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-01, Business Combinations (Topic 805) Clarifying the Definition of a Business. The amendments in this update clarify the definition of a business with the objective of adding guidance to assist entities with evaluating whether transactions should be accounted for as acquisitions or disposals of assets or businesses. The definition of a business affects many areas of accounting including acquisitions, disposals, goodwill, and consolidation. The guidance is effective for interim and annual periods beginning after December 15, 2017 and should be applied prospectively on or after the effective date.

The Company is in the process of evaluating the impact of this ASU on the Company’s CFS.

In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash, which requires restricted cash to be presented with cash and cash equivalents on the statement of cash flows and disclosure of how the statement of cash flows reconciles to the balance sheet if restricted cash is shown separately from cash and cash equivalents on the balance sheet. ASU 2016-18 is effective for interim and annual periods beginning after December 15, 2017, with early adoption permitted. The adoption of this ASU did not have an impact on the Company’s CFS.

In October 2016, the FASB issued ASU 2016-16, Income Taxes (Topic 740): Intra-Entity Transfer of Assets Other than Inventory, which requires the recognition of the income tax consequences of an intra-entity transfer of an asset, other than inventory, when the transfer occurs. ASU 2016-16 is effective for interim and annual periods beginning after December 15, 2018, with early adoption permitted. The Company is in the process of evaluating the impact of this ASU on the Company’s CFS.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230), Classification of Certain Cash Receipts and Cash Payments. ASU 2016-15 provides guidance for targeted changes with respect to how cash receipts and cash payments are classified in the statements of cash flows, with the objective of reducing diversity in practice. ASU 2016-15 is effective for interim and annual periods beginning after December 15, 2017, with early adoption permitted. The adoption of this ASU did not have an impact on the Company’s CFS.

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). ASU 2016-02 requires lessees to recognize lease assets and lease liabilities on the balance sheet and requires expanded disclosures about leasing arrangements. ASU 2016-02 is effective for fiscal years beginning after December 15, 2018 and interim periods in fiscal years beginning after December 15, 2018, with early adoption permitted. The Company is in the process of evaluating the impact of this ASU on the Company’s CFS.

In May 2014, FASB issued ASU No. 2014-09, Revenue from Contracts with Customers.  ASU 2014-09 is a comprehensive revenue recognition standard that will supersede nearly all existing revenue recognition guidance under current U.S. GAAP and replace it with a principle-based approach for determining revenue recognition.  ASU 2014-09 will require that companies recognize revenue based on the value of transferred goods or services as they occur in the contract.  The ASU also will require additional disclosure about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from costs incurred to obtain or fulfill a contract.  ASU 2014-09 is effective for interim and annual periods beginning after December 15, 2017.   Early adoption is permitted only in annual reporting periods beginning after December 15, 2016, including interim periods therein.  Entities will be able to transition to the standard either retrospectively or as a cumulative-effect adjustment as of the date of adoption.  The Company adopted this ASU on October 13, 2017 and used the modified retrospective method of adoption. The adoption of this ASU did not have a material impact on the Company’s CFS.

Management does not believe that any recently issued, but not yet effective, accounting standards could have a material effect on the accompanying CFS. As new accounting pronouncements are issued, we will adopt those that are applicable under the circumstances.

Management’s Evaluation of Subsequent Events

On July 6, 2018 Token Communities PLC entered into a binding agreement to purchase 75% of new issued ordinary shares of i-Deal Corp Limited, which has developed a communication platform for Publicly Listed, Private companies and investors around the globe. i-Deal Corp Limited established the i-DX communication platform for companies and investors and has more than 2,000 diverse users. The i-DX platform has seen activity from more than 40 countries with placings of equity and debt across a broad range of industries including oil and gas, real estate, automotive, pharmaceuticals, beverages, software, mining, alternative energy, and financial services These users include listed and private companies, and blockchain companies; private and institutional investors; investment companies (angel investors and VCs); and P2P lending funds. The platform is also used by intermediaries representing multiple clients to reach international investors to enlarge their existing distribution network. i-Dx is exclusively a communication platform that matches and allows companies and potential investors to initially contact each other. i-Deal Corp Limited and i-DX does not transact, promote, advise, make recommendations, trade, bring about or earn commission on any financial transactions.

For the transaction to become effective it was acknowledged by both parties that Limited needs to raise required funds to finance the transaction. Both parties agreed that the longstop date for the first closing ($500,000) will take place by bank transfer no later than mid-March 2019. The following payments will be 90 days later (i.e. on or before May 31, 2019) as follows: $2,250,000 by way of bank transfer and $2,250,000 by the issue of 2,250,000 new shares in Token Communities Limited. As of the date of this release the transaction had not yet closed.

On February 19, 2019, the Company and the holders of 81,000,000 Warrants executed an Amendment and Modification Agreement, changing the warrant exercise prices from $0.074 to $0.148, to $1.90 for all classes of warrants it held. On the same day the Company and the holders of 43,200,000 warrants split equally between Class B, C, D and E (10,800,000 per class) executed an Amendment and Modification Agreement, changing the warrant exercise price to a phased strike price ranging between $1.05 and $2.00. Previously the holder of 10,800,000 “A Warrants” also entered into an amendment and modification agreement, changing the warrant strike price ranging from $1.05 to $2.00

The Company evaluates events that have occurred after the balance sheet date of June 30, 2018, through the date which the CFS were issued. Based upon the review, other than described in Note 7– Subsequent Events, the Company did not identify any recognized or non-recognized subsequent events that would have required adjustment or disclosure in the CFS.

Note 3 – Stockholders’ Equity

As of June 30, 2018, the authorized share capital of the Company consists of 300,000,000 shares of common and 20,000,000 shares of preferred stock with $0.0001 par value. Each outstanding share of common stock entitles the holder to one vote per share on all matters submitted to a stockholder vote. All shares of common stock are non-assessable and non-cumulative, with no pre-emptive rights.

Prior to the merger described in Note 1, the Company had 116,466,000 shares of common stock outstanding. At the time of the merger, a principal shareholder surrendered 19,266,000 shares of common stock, which were cancelled. Also at the time of the merger, 172,800,000 shares of common stock were issued for all of the issued and outstanding shares of PLC.  The total shares outstanding at June 30, 2018 was 270,000,000. See Note 1 above

Note 4- Related Party Transactions

Amounts due to a related parties are for advances made by stockholders/officers of the Company. The balance due of $125,909 June 30, 2018 is presented as due to related parties in the accompanying consolidated balance sheet.  The amounts due are non-interest bearing and payable upon demand.

Note 5 – Commitments and Contingencies

The Company is party to certain legal proceedings from time to time incidental to the conduct of its business. These proceedings could result in fines, penalties, compensatory or treble damages or non-monetary relief. The nature of legal proceedings is such that the Company cannot assure the outcome of any particular matter, and an unfavorable ruling or development could have a materially adverse effect on the Company’s CFS in the period in which a ruling or settlement occurs. However, based on information available to the Company’s management to date, the Company’s management does not expect the outcome of any matter pending against the Company is likely to have a material effect on the Company’s CFS.

Note 6 – Income Taxes

The Company’s subsidiary, PLC, is subject to the income tax laws of Gibraltar.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A full valuation allowance is established against all net deferred tax assets as of June 30, 2018 based on estimates of recoverability. While the Company has optimistic plans for its business strategy, it determined that such a valuation allowance was necessary given the current and expected near term losses and the uncertainty with respect to its ability to generate sufficient profits from its business model.

Income tax expense for the period from inception (October 13, 2017) to June 30, 2018 is a follows:

Current taxes:
Federal	$-
State	-
Foreign	-
-
Deferred taxes:
Federal	-
State	-
Foreign	-
-

Total income tax expense	$-

A reconciliation of the differences between the effective and statutory income tax rates for the period from inception (October 13, 2017) to June 30, 2018 is a follows:

Inception (October 13, 2017) to June 30, 2018
	Gibraltar		United States		Total

Statutory tax rate		10.0%		34.0%

Pretax income (loss)	$(517,370)		$160,046		$(357,324)

Expected income tax expense (benefit)	(51,737)	-10.0%	54,416	-34.0%	2,679
Permanent differences	-	0.0%	(54,416)	34.0%	(54,416)
Change in valuation allowance	51,737	10.0%	-	0.0%	51,737
	$-	0.0%	$-	0.0%	$-	0.0%

At June 30, 2018, the significant components of the deferred tax assets are summarized below:

Deferred income tax asset		June 30, 2018
Net operating loss carryforwards	$	$ 65,664
Total deferred income tax asset		65,664
Less: valuation allowance		-65,664
Total deferred income tax asset		$-

The valuation allowance for the period from inception (October 13, 2017) to June 30, 2018 increased by $65,664. The increase in the valuation allowance was a result of the Company generating a net operating loss.

The Company conducts an analysis of its tax positions and has concluded that it has no uncertain tax positions as of June 30, 2018.

The Company has net operating loss carry-forwards of approximately $66,000 and $517,000 in the United States and Gibraltar, respectively. The net operating losses begin to expire in 2025.  The use of the net operating losses in the United States may be significantly limited due to Internal Revenue Code section 382.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOKEN COMMUNITIES LTD.

Dated:  March 15, 2019

By:         /s/

    Alexander Lightman, Chief Executive Officer

Exhibit Number	Description
2.1

Share Exchange Agreement dated February 26, 2018, by and among Token Communities Ltd., Token Communities PLC (incorporated by reference from Exhibit 99.1 to the Registrant’s Registration Statement on Form 8K filed with the SEC on February 26, 2018).

3.1	Articles of Incorporation of the Registrant (incorporated by reference from Exhibit 3.1 to the Registrant’s Registration Statement on Form 10 filed with the SEC on September 1, 2016).
3.2

Certificate of Amendment to the Articles of Incorporation of the Registrant of January 26, 2018 renaming the Corporation Token Communities Ltd. (incorporated by reference from Exhibit 10.1 to the Registrant’s Registration Statement on Form 8K filed with the SEC on March 30, 2018)

3.3	By-Laws of the Registrant (incorporated by reference from Exhibit 3.2 to the Registrant’s Registration Statement on Form 10 filed with the SEC on September 1, 2016)
4.1	Form of Warrant Certificate of the Registrant(incorporated by reference from Exhibit 4.1 to the Registrant’s Registration Statement on Form 10 filed with the SEC on September 1, 2016)
31.1 31.2

Certification of Chief Executive Officer required by Rule 13a-14(a) or Rule 15d-14(a) of the Securities Exchange Act of 1934, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

Certification of Chief Financial Officer required by Rule 13a-14(a) or Rule 15d-14(a) of the Securities Exchange Act of 1934, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

Certifications of Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002